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Exhibit 23.1

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To:	The Board of Directors TransCanada Corporation

        We consent to the use of our report dated February 27, 2006 on the consolidated balance sheets of TransCanada Corporation (the "Company") as at December 31, 2005 and 2004 and the consolidated statements of income, retained earnings and cash flows for each of the years in the three-year period ended December 31, 2005, our report dated February 27, 2006 on the Reconciliation to United States GAAP, and our Comments for U.S. Readers on Canada-U.S. Reporting Difference, dated February 27, 2006, each of which are incorporated by reference in this Annual Report on Form 40-F of the Company for the year ended December 31, 2005.

        We also consent to incorporation by reference of our report, our report on the Reconciliation to United States GAAP and Comments for U.S. Readers on Canada-U.S. Reporting Difference in the Company's:

  •
  Registration Statement (No. 33-00958) on Form S-8 dated November 7, 1985 and the Post-Effective Amendment No. 3 on Form S-8 dated May 15, 2003;

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  Registration Statement (No. 333-5916) on Form S-8 dated November 4, 1996, and the Post-Effective Amendment No. 1 on Form S-8 dated May 15, 2003;

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  Registration Statement (No. 333-8470) on Form S-8 dated March 18, 1998 and the Post-Effective Amendment No. 1 on Form S-8 dated May 15, 2003,

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  Registration Statement (No. 333-9130) on Form S-8 dated July 15, 1998 and the Post-Effective Amendment No. 1 on Form S-8 dated May 15, 2003,

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  Registration Statement (No. 33-13564) on Form S-3 dated April 16, 1987, the Post-Effective Amendment No. 2 on Form F-3, dated December 5, 1996, and the Post-Effective Amendment No. 1 on Form F-3 dated June 19, 2003; and

  •
  Registration Statement (No. 333-6132) on Form F-3 dated December 5, 1996 and the Post-Effective Amendment No. 1 on Form F-3 dated June 19, 2003.

  /s/ KPMG LLP

  Chartered Accountants

  Calgary, Canada
  February 27, 2006

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CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM